May 21, 2008

                          TOUCHSTONE FUNDS GROUP TRUST

                      TOUCHSTONE PREMIUM YIELD EQUITY FUND

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2008

          NOTICE OF CHANGES TO THE TOUCHSTONE PREMIUM YIELD EQUITY FUND

EFFECTIVE MAY 23, 2008, THE PREMIUM YIELD EQUITY FUND CHANGED ITS SUB-ADVISOR FROM CHARTWELL INVESTMENT PARTNERS LP TO MILLER/HOWARD INVESTMENTS INC.

ON PAGE 19 OF THE PROSPECTUS, PLEASE REPLACE THE SECTIONS ENTITLED "ITS PRINCIPAL INVESTMENT STRATEGIES" AND "THE KEY RISKS" WITH THE FOLLOWING:

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Premium Yield Equity Fund invests, under normal market conditions, at least 80% of its assets in equity securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund focuses on dividend-paying equity securities of U.S. companies that the sub-advisor, Miller/Howard Investments Inc. ("Miller/Howard"), believes possess attractive long-term return potential primarily due to lower than average valuations and an improving business outlook.

Miller/Howard's investment process begins with quantitative screens that seek to identify stocks with above-average dividend yield plus a consistent history of dividend growth that offer high financial strength and solid appreciation potential. Miller/Howard also employs certain social and environmental screens. The portfolio management team generates a focus list of stocks through a combination of additional screens and fundamental research. Preference is given to companies with monopoly-like characteristics and recurring revenues, which may be attained through proprietary goods and services, strategic geographic positioning, and/or market dominance. Attention to diversification across economic sectors is also emphasized. An attempt is made to find stocks that are supported by the firm's general view of the economy and its sectors, though bottom-up stock selection is of primary importance.

Potential investments are thoroughly researched and analyzed. This includes evaluation of the dividend payment stream, discussions with company management, a comprehensive Socially Responsible Investing ("SRI") profile and assessments of the financial strength of the company. Stocks from all sectors of the market are considered for inclusion in the portfolio in an effort to provide diversification. Finally, technical analysis is used to attempt to identify optimal times for purchases and sales.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital growth, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.

Foreign receipts, which include American Depositary Receipts ("ADRs"), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The Fund may invest in both sponsored and unsponsored ADRs.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

ON PAGE 36 OF THE PROSPECTUS, PLEASE REMOVE THE REFERENCE TO CHARTWELL INVESTMENT PARTNERS LP AND REPLACE IT WITH THE FOLLOWING:

Miller/Howard Investments Inc. ("Miller/Howard"), an SEC-registered investment adviser located at 324 Upper Byrdcliffe Road, Woodstock, NY, 12498, serves as sub-advisor to the Touchstone Premium Yield Equity Fund. As sub-advisor, Miller/Howard makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2007, Miller/Howard had approximately $1.1 billion in assets under management.

MILLER/HOWARD INVESTMENTS' SOCIALLY RESPONSIBLE INVESTING GUIDELINES

Socially Responsible Investing ("SRI") is a commonly-used phrase which involves the integration of environmental, social and corporate governance ("ESG") criteria with financial standards when making investment decisions. Miller/Howard believes, as do many others, that this integrated approach provides a framework for achieving better long-term investment returns while building sustainable global economies and markets.

Many industry professionals hold that all companies, through their business activities, can be analyzed with ESG criteria, resulting in a profile that can be compared to others with regard to their corporate citizenship. Miller/Howard's social research involves a comprehensive process that uses exclusion and inclusion screens, case-by-case analysis, and assertion of basic principles of fairness and environmental stewardship. A company must pass Miller/Howard's social evaluation and/or be considered best-in-class by Miller/Howard's team in order to be eligible for investment. Miller/Howard views this extra layer of due diligence as a risk control measure.

The main factors considered for each potential investment are governance and ethics; environmental record; workplace issues; human rights, especially regarding international operations; products and services and their contribution to revenues; and animal testing. Miller/Howard does not invest in companies that produce alcohol, tobacco, gambling equipment, firearms or ammunition. Companies whose sales of such products are ancillary such as restaurants, hotels, convenience stores or other similar entities are not automatically excluded. Miller/Howard also does not invest in companies involved in nuclear power production or non-medical related animal testing or companies that have a history of environmental negligence or a pattern of violations of environmental regulations.

A company must meet Miller/Howard's basic social criteria to be eligible for investment; however, the final investment decision takes into consideration the financial and social profile of each candidate.

ON PAGE 38 OF THE PROSPECTUS, PLEASE REPLACE THE SECTION ENTITLED "SUB-ADVISORY FEES" WITH THE FOLLOWING:

SUB-ADVISORY FEES

The fee paid by Touchstone Advisors to each sub-advisor during the Fund's most recent fiscal year, based on the average daily net assets of the Fund at an annualized rate (and the fee to be paid to Miller/Howard for the Premium Yield Equity Fund and to JIR for the Small Cap Value Opportunities Fund during the current fiscal year), is shown in the table below:

Name of Fund                                                     Annual Fee Rate

Touchstone Diversified Small Cap Value Fund - Clover Capital           0.45%
Touchstone Healthcare and Biotechnology Fund - TIP                     0.50%
Touchstone International Equity Fund - AXA Rosenburg                   0.50%
Touchstone Mid Cap Fund - TIP                                          0.50%
Touchstone Premium Yield Equity Fund - Miller/Howard*                  0.40%
--------------------------------------------------------------------------------
Touchstone Small Cap Value Opportunities Fund
   TIP                                                                 0.525%
   Diamond Hill                                                        0.55%
   JIR                                                                 0.50%
Touchstone Value Opportunities Fund - Clover Capital**                 0.37%
--------------------------------------------------------------------------------
* The Board of Trustees approved a change to the Fund's sub-advisor (as well as a new sub-advisory agreement) effective May 23, 2008. Under the previous agreement Touchstone Advisors paid Chartwell Investment Partners a fee of 0.35% on the first $100 million of the Fund's average daily net assets and 0.30% on assets in excess of $100 million. Under the new agreement Touchstone Advisors pays Miller/Howard a fee of 0.40% on the first $100 million of the Fund's average daily net assets and 0.35% on assets in excess of $100 million.

** The Board of Trustees approved a change to the Fund's sub-advisory fee schedule, effective February 21, 2008. Under the previous schedule Touchstone Advisors paid Clover Capital a fee of 0.37% of the Fund's average daily net assets. Under the new schedule Touchstone Advisors pays Clover Capital a fee of 0.37% on the first $105 million of the Fund's average daily net assets and 0.35% on assets in excess of $105 million.

ON PAGE 41 OF THE PROSPECTUS, PLEASE REMOVE THE SECTION ENTITLED "CHARTWELL INVESTMENT PARTNERS LP" AND REPLACE IT WITH THE FOLLOWING:

MILLER/HOWARD INVESTMENTS INC.

Lowell G. Miller is Founder, President, Chief Investment Officer and Director of Research for Miller/Howard Investments, which was founded in 1984. He has over 31 years of investment experience.

John E. Leslie III, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2004. Prior to joining Miller/Howard Investments, Jack was a portfolio manager at Value Line Asset Management, M&T Capital Advisors Group (Division of M&T Bank) and Dewey Square Investors (Division of
UAM). He has over 24 years of investment experience.

Bryan J. Spratt, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2004. Prior to joining Miller/Howard Investments, from 2001 through 2004, Bryan was responsible for the utilities and telecom sectors for the Value Team at Banc One Investment Advisors and the One Group Funds. He has over 18 years of investment experience.


            303 Broadway  o  Suite 1100  o  Cincinnati, OH 45202-4203
               Ph: 800.543.0407  o  www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.